UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Cardinal Health, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders on November 3, 2010. For more information on the following proposals, see the Company’s proxy statement dated September 15, 2010, the relevant portions of which are incorporated herein by reference.

The shareholders elected the 12 nominees to the Board of Directors, each to serve until the 2011 annual meeting and until his or her successor is duly elected and qualified, and voted as follows:

Director	For	Against	Abstained	Broker Non-votes
Colleen F. Arnold	268,392,397	12,020,732	647,126	30,245,544
George S. Barrett	274,538,308	5,830,082	691,865	30,245,544
Glenn A. Britt	273,531,000	6,857,988	671,267	30,245,544
Carrie S. Cox	266,464,153	13,936,611	659,491	30,245,544
Calvin Darden	278,077,053	2,305,306	677,896	30,245,544
Bruce L. Downey	278,247,459	2,137,233	675,563	30,245,544
John F. Finn	273,509,146	6,891,194	659,915	30,245,544
Gregory B. Kenny	273,334,138	7,069,642	656,475	30,245,544
James J. Mongan, M.D.	278,212,279	2,180,497	667,479	30,245,544
Richard C. Notebaert	277,604,205	2,794,078	661,972	30,245,544
David W. Raisbeck	266,418,217	13,829,350	812,688	30,245,544
Jean G. Spaulding, M.D.	278,211,005	2,115,711	733,539	30,245,544

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011, and voted as follows:

For	306,442,569
Against	3,173,032
Abstained	1,690,198
Broker Non-Votes	0

The shareholders approved an amendment to the Company’s Restated Code of Regulations allowing the Board of Directors to amend the Restated Code of Regulations, and voted as follows:

For	262,027,805
Against	46,527,169
Abstained	2,750,825
Broker Non-Votes	0

The shareholders did not approve the shareholder proposal regarding performance-based stock options, and voted as follows:

For	129,420,696
Against	147,128,614
Abstained	4,510,945
Broker Non-Votes	30,245,544

The shareholders did not approve the shareholder proposal regarding an amendment to the Restated Code of Regulations to require that the Chairman of the Board be an independent director, and voted as follows:

For	55,292,194
Against	224,167,575
Abstained	1,600,486
Broker Non-Votes	30,245,544

The shareholders did not approve the shareholder proposal regarding special shareowner meetings, and voted as follows:

For	130,433,623
Against	148,511,658
Abstained	2,114,974
Broker Non-Votes	30,245,544

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.2	The Restated Code of Regulations, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: November 5, 2010	By:	/s/ Craig S. Morford
		Name:	Craig S. Morford
		Title:	Chief Legal and Compliance Officer

EXHIBIT INDEX

3.2	The Restated Code of Regulations, as amended.